Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Brad Shepherd, Director, Investor Relations
(617) 796-8245

Five Star Senior Living Inc. Announces First Quarter 2017 Results

Newton, MA (May 5, 2017).  Five Star Senior Living Inc. (Nasdaq: FVE) today announced its financial results for the quarter ended March 31, 2017.

Financial Results for the quarter ended March 31, 2017:

•
Senior living revenue for the first quarter of 2017 increased 0.1% to $280.5 million from $280.1 million for the same period in 2016.  The increase in senior living revenue is a result of an increase in average monthly rates to residents who pay privately for services and an increase in the number of leased communities, partially offset by a decrease in occupancy. In addition, revenues from ancillary services, such as rehabilitation and wellness services, contributed approximately $1.0 million of additional senior living revenue compared to the same period in 2016. Management fee revenue for the first quarter of 2017 increased 27.1% to $3.6 million from $2.8 million for the same period in 2016. Growth in management fees was primarily due to an increase in the number of managed communities compared to the same period in 2016 and the previously disclosed modifications to Five Star's management and pooling arrangements with Senior Housing Properties Trust, or SNH, that became effective on July 1, 2016.

▪	Net loss for the first quarter of 2017 was $6.8 million, or $0.14 per diluted share, compared to net loss of $2.6 million, or $0.06 per diluted share, for the same period in 2016.

▪
Earnings from continuing operations before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of 2017 was $3.6 million compared to $8.8 million for the same period in 2016. EBITDA, excluding certain items noted in the supplemental information provided below, or Adjusted EBITDA, was $3.8 million and $9.1 million for the first quarters of 2017 and 2016, respectively. A reconciliation of loss from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and Adjusted EBITDA for the first quarters of 2017 and 2016 appears later in this press release.

Operating Results for the quarter ended March 31, 2017 (continuing operations):

▪	Occupancy at owned and leased senior living communities for the first quarter of 2017 was 83.6% compared to 85.1% for the same period in 2016.

▪	The average monthly rate at owned and leased senior living communities for the first quarter of 2017 increased 2.2% to $4,756 from $4,654 for the same period in 2016.

▪	The percentage of revenue derived from residents’ private resources at owned and leased senior living communities for the first quarter of 2017 was 77.6% compared to 78.1% for the same period in 2016.

Financing Activities:

In February 2017, Five Star entered into a new $100 million secured revolving credit facility with terms substantially similar to those of its previously existing secured revolving credit facility. The credit facility matures in February 2020 and Five Star has options to extend the stated maturity date for two, one year periods. Five Star pays interest on borrowings under the credit facility at an annual rate of LIBOR plus a premium of 250 basis points. The credit facility is secured by real estate mortgages on 10 senior living communities with a combined 1,219 living units.

Conference Call:

On May 5, 2017, at 10:00 a.m. Eastern Time, Five Star will host a conference call to discuss its first quarter 2017 results. Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (877) 329-4332. Participants calling from outside the United States and Canada should dial (412) 317-5436. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Friday, May 12, 2017. To hear the replay, dial (412) 317-0088. The replay pass code is 10104379.

A live audio webcast of the conference call will also be available in a listen only mode on Five Star’s website, which is located at www.fivestarseniorliving.com. Participants wanting to access the webcast should visit Five Star’s website about five minutes before the call. The archived webcast will be available for replay on Five Star’s website for about one week after the call. The transcription, recording and retransmission in any way of Five Star’s first quarter 2017 conference call are strictly prohibited without the prior written consent of Five Star. Five Star’s website is not incorporated as part of this press release.

About Five Star Senior Living Inc.:

Five Star Senior Living Inc. is a senior living and healthcare services company. As of March 31, 2017, Five Star operated 283 senior living communities with 31,809 living units located in 32 states, including 215 communities (23,011 living units) that it owned or leased and 68 communities (8,798 living units) that it managed. These communities include independent living, assisted living, continuing care retirement communities and skilled nursing communities. Five Star is headquartered in Newton, Massachusetts.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER FIVE STAR USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, "WILL", “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, FIVE STAR IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FIVE STAR’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•
THIS PRESS RELEASE INCLUDES STATEMENTS REGARDING INCREASES IN SENIOR LIVING REVENUES, MANAGEMENT FEE REVENUES AND AVERAGE MONTHLY RATES. THERE CAN BE NO ASSURANCE THAT FIVE STAR WILL BE ABLE TO CONTINUE TO INCREASE SENIOR LIVING REVENUES, MANAGEMENT FEE REVENUES OR AVERAGE MONTHLY RATES; IN FACT, FIVE STAR MAY EXPERIENCE DECLINES IN THESE ITEMS. AS A RESULT, FIVE STAR'S FINANCIAL RESULTS MAY NOT IMPROVE AND COULD DECLINE.

•	THE OPTIONS TO EXTEND THE MATURITY DATE OF FIVE STAR'S CREDIT FACILITY ARE SUBJECT TO ITS PAYMENT OF EXTENSION FEES AND MEETING OTHER CONDITIONS, BUT THE APPLICABLE CONDITIONS MAY NOT BE MET.

•	ACTUAL COSTS UNDER FIVE STAR'S CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE CREDIT FACILITY.

•
THE AMOUNT OF AVAILABLE BORROWINGS UNDER FIVE STAR'S CREDIT FACILITY IS SUBJECT TO FIVE STAR HAVING QUALIFIED COLLATERAL, WHICH IS PRIMARILY BASED ON THE VALUE OF THE ASSETS SECURING FIVE STAR’S OBLIGATIONS UNDER THE CREDIT FACILITY. ACCORDINGLY, THE AVAILABILITY OF BORROWINGS UNDER THE CREDIT FACILITY AT ANY TIME MAY BE LESS THAN $100.0 MILLION. ALSO, THE AVAILABILITY OF BORROWINGS UNDER THE CREDIT FACILITY IS SUBJECT TO FIVE STAR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CUSTOMARY CONDITIONS THAT IT MAY BE UNABLE TO SATISFY.

•
STATEMENTS IN THIS PRESS RELEASE REGARDING FIVE STAR HAVING OBTAINED A NEW SECURED CREDIT FACILITY MAY IMPLY THAT FIVE STAR HAS SUFFICIENT CASH LIQUIDITY. HOWEVER, FIVE STAR'S OPERATIONS AND BUSINESS REQUIRE SIGNIFICANT AMOUNTS OF WORKING CAPITAL AND REQUIRE IT TO MAKE SIGNIFICANT CAPITAL EXPENDITURES TO MAINTAIN ITS COMPETITIVENESS. ACCORDINGLY, FIVE STAR MAY NOT HAVE SUFFICIENT CASH LIQUIDITY IN THE FUTURE.

THE INFORMATION CONTAINED IN FIVE STAR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN FIVE STAR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE FIVE STAR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS. FIVE STAR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, FIVE STAR DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Revenues:
Senior living revenue	$280,454	$280,090
Management fee revenue	3,563	2,804
Reimbursed costs incurred on behalf of managed communities	66,672	61,318
Total revenues	350,689	344,212
Operating expenses:
Senior living wages and benefits	136,335	135,804
Other senior living operating expenses	73,287	69,741
Costs incurred on behalf of managed communities	66,672	61,318
Rent expense	51,231	50,095
General and administrative expenses	19,537	18,103
Depreciation and amortization expense	9,486	9,599
Long lived asset impairment	210	306
Total operating expenses	356,758	344,966

Operating loss	(6,069)	(754)

Interest, dividend and other income	184	265
Interest and other expense	(978)	(1,501)
Gain (loss) on sale of available for sale securities reclassified from accumulated other comprehensive income	39	(109)

Loss from continuing operations before income taxes and equity in earnings of an investee	(6,824)	(2,099)
Provision for income taxes	(91)	(289)
Equity in earnings of an investee	128	77
Loss from continuing operations	(6,787)	(2,311)
Loss from discontinued operations	—	(312)

Net loss	$(6,787)	$(2,623)

Weighted average shares outstanding—basic and diluted	49,162	48,792

Basic and diluted loss per share from:
Continuing operations	$(0.14)	$(0.05)
Discontinued operations	—	(0.01)
Net loss per share—basic and diluted	$(0.14)	$(0.06)

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$13,712	$16,608
Accounts receivable, net of allowance	40,211	38,324
Due from related persons	11,303	17,010
Investments in available for sale securities	22,756	24,081
Restricted cash	14,906	15,059
Prepaid expenses and other current assets	17,223	18,305
Total current assets	120,111	129,387

Property and equipment, net	352,663	351,929
Restricted cash	1,680	1,909
Restricted investments in available for sale securities	16,715	16,589
Equity investment of an investee and other long term assets	11,366	9,920
Total assets	$502,535	$509,734

Liabilities and Shareholders’ Equity
Current liabilities:
Revolving credit facility	$—	$—
Other current liabilities	172,284	172,993
Total current liabilities	172,284	172,993

Mortgage notes payable	58,002	58,494
Deferred gain on sale and leaseback transaction with Senior Housing Properties Trust	71,043	72,695
Other long term liabilities	43,147	41,286
Shareholders’ equity	158,059	164,266
Total liabilities and shareholders’ equity	$502,535	$509,734

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(6,787)	$(2,623)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization expense	9,486	9,599
Loss from discontinued operations	—	312
(Gain) loss on sale of available for sale securities reclassified from accumulated other comprehensive income	(39)	109
Loss on disposal of property and equipment	44	11
Long lived asset impairment	210	306
Equity in earnings of an investee	(128)	(77)
Stock based compensation	225	218
Provision for losses on receivables	861	793
Amortization of deferred gain on sale and leaseback transaction with Senior Housing Properties Trust	(1,652)	—
Other noncash income adjustments, net	(91)	(141)
Changes in assets and liabilities:
Accounts receivable	(2,748)	(362)
Prepaid expenses and other assets	564	555
Accounts payable and accrued expenses	(3,835)	(11,025)
Accrued compensation and benefits	4,646	10,871
Due from (to) related persons, net	6,953	(4,331)
Other current and long term liabilities	(1,156)	(8,877)
Cash provided by (used in) operating activities	6,553	(4,662)

Cash flows from investing activities:
Decrease (increase) in restricted cash and investment accounts, net	382	(139)
Acquisition of property and equipment	(18,241)	(14,270)
Purchases of available for sale securities	(571)	(2,911)
Proceeds from sale of property and equipment to Senior Housing Properties Trust	8,082	5,755
Proceeds from sale of available for sale securities	2,055	4,114
Cash used in investing activities	(8,293)	(7,451)

Cash flows from financing activities:
Proceeds from borrowings on revolving credit facility	5,000	15,000
Repayments of borrowings on revolving credit facility	(5,000)	(5,000)
Repayments of mortgage notes payable	(343)	(313)
Payment of deferred financing fees	(1,840)	—
Cash (used in) provided by financing activities	(2,183)	9,687

Cash flows from discontinued operations:
Net cash provided by operating activities	1,027	95
Net cash used in investing activities	—	(8)
Net cash flows provided by discontinued operations	1,027	87

Change in cash and cash equivalents	(2,896)	(2,339)
Cash and cash equivalents at beginning of period	16,608	14,672
Cash and cash equivalents at end of period	$13,712	$12,333

Supplemental cash flow information:
Cash paid for interest	$927	$1,517
Cash paid for income taxes, net	$163	$208

Supplemental Information

FIVE STAR SENIOR LIVING INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)
(unaudited)

Non-GAAP financial measures are financial measures that are not determined in accordance with U.S. generally accepted accounting principles, or GAAP. Five Star considers these Non-GAAP financial measures to be meaningful supplemental disclosures because it believes that the presentation of these Non-GAAP financial measures may help investors to gain a better understanding of changes in Five Star’s operating results and its ability to pay rent or service debt, make capital expenditures and expand its business. These Non-GAAP financial measures also may help investors who wish to make comparisons between Five Star and other companies on both a GAAP and a non-GAAP basis.

The Non-GAAP financial measures presented are used by management to evaluate Five Star’s financial performance and for comparing Five Star’s performance over time and to the performance of its competitors. This supplemental information should not be considered as an alternative to income (loss) from continuing operations or net income (loss), as an indicator of Five Star’s operating performance or as a measure of Five Star’s liquidity. Non-GAAP financial measures as presented by Five Star may not be comparable to amounts calculated by other companies

Five Star believes that income (loss) from continuing operations is the most directly comparable financial measure determined according to GAAP to Five Star’s presentation of EBITDA and Adjusted EBITDA. The following table presents the reconciliation of these Non-GAAP financial measures to loss from continuing operations for the three months ended March 31, 2017 and 2016.

	For the three months ended March 31,
	2017	2016
Loss from continuing operations	$(6,787)	$(2,311)
Add: interest and other expense	978	1,501
Add: provision for income taxes	91	289
Add: depreciation and amortization expense	9,486	9,599
Less: interest, dividend and other income	(184)	(265)
EBITDA	3,584	8,813
Add: long lived asset impairment	210	306
Adjusted EBITDA	$3,794	$9,119

Supplemental Information

FIVE STAR SENIOR LIVING INC.
SENIOR LIVING COMMUNITY FINANCIAL DATA(1)
(in thousands)
(unaudited)

	Three months ended March 31, (2)
	2017	2016
Senior living revenue:
Independent and assisted living community revenue (owned) (3)	$23,704	$23,360
Independent and assisted living community revenue (leased) (3)	108,209	109,357
Continuing care retirement community revenue (leased)	99,182	98,821
Skilled nursing facility revenue (leased)	43,738	44,044
Other (4)	5,621	4,508
Total senior living revenue (owned and leased)	$280,454	$280,090

Senior living wages and benefits:
Independent and assisted living community wages and benefits (owned) (3)	$9,880	$9,760
Independent and assisted living community wages and benefits (leased) (3)	46,769	46,008
Continuing care retirement community wages and benefits (leased)	50,484	49,635
Skilled nursing facility wages and benefits (leased)	27,954	28,196
Other (4)	1,248	2,205
Total senior living wages and benefits (owned and leased)	$136,335	$135,804

Other senior living operating expenses:
Independent and assisted living community other operating expenses (owned) (3)	$6,407	$6,154
Independent and assisted living community other operating expenses (leased) (3)	27,080	26,074
Continuing care retirement community other operating expenses (leased)	26,066	25,171
Skilled nursing facility other operating expenses (leased)	11,916	11,503
Other (4)	1,818	839
Total senior living operating expenses (owned and leased)	$73,287	$69,741

(1)	Excludes data for managed communities and discontinued operations.

(2)
The number of owned and leased communities between January 1, 2016 and March 31, 2017 increased by one due to the leasing of two senior living communities from SNH in December 2016, offset by the sale in September 2016 of one community leased from SNH that was not classified as held for sale; separate comparable senior living community financial data is not presented because the differences between that data and the data for all owned and leased communities are not material.

(3)	Data for both periods presents the seven communities that were sold to SNH as part of the June 2016 sale and leaseback transaction as leased.

(4)	Other senior living revenue and expenses primarily relate to rehabilitation and other specialty service revenues and expenses provided at owned and leased senior living communities.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
SENIOR LIVING OTHER OPERATING DATA(1)
(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Independent and assisted living communities (owned):(2)
Number of communities (end of period)	26	26	26	26	33
Number of units (end of period)	2,703	2,703	2,703	2,703	3,211
Occupancy(3)	83.6%	84.6%	83.5%	83.6%	85.5%
Avg. monthly rate(4)	$3,437	$3,346	$3,354	$3,390	$3,630

Independent and assisted living communities (leased):(2)
Number of communities (end of period)	128	128	126	126	119
Number of units (end of period)	10,536	10,567	10,439	10,441	9,891
Occupancy(3)	85.0%	85.4%	85.7%	86.6%	87.5%
Avg. monthly rate(4)	$4,016	$3,925	$3,942	$3,964	$3,891

Continuing care retirement communities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(5)	7,171	7,171	7,204	7,207	7,208
Occupancy(3)	82.9%	82.8%	82.3%	82.3%	83.2%
Avg. monthly rate(4)	$5,562	$5,391	$5,366	$5,434	$5,432

Skilled nursing facilities (leased):
Number of communities (end of period)	30	30	30	31	31
Number of units (end of period)(6)	2,601	2,601	2,601	2,601	2,601
Occupancy(3)	79.8%	80.0%	80.2%	81.3%	81.2%
Avg. monthly rate(4)	$7,079	$6,977	$6,668	$6,783	$6,893

Total senior living communities (owned and leased):
Number of communities (end of period)	215	215	213	214	214
Number of units (end of period)	23,011	23,042	22,947	22,952	22,911
Occupancy(3)	83.6%	83.9%	83.8%	84.3%	85.1%
Avg. monthly rate(4)	$4,756	$4,639	$4,608	$4,657	$4,654

Managed communities:
Number of communities (end of period)	68	68	63	62	60
Number of units (end of period)(7)	8,798	8,788	8,402	8,239	8,140
Occupancy(3)	86.0%	86.6%	86.4%	86.7%	87.3%
Avg. monthly rate(4)	$4,322	$4,222	$4,207	$4,270	$4,270

Other ancillary services:
Rehabilitation and wellness inpatient clinics (end of period)	48	48	48	49	49
Rehabilitation and wellness outpatient clinics (end of period)	80	76	76	71	67
Home health communities served (end of period)	18	16	16	16	16

(1)	Excludes data for discontinued operations.

(2)
First quarter 2016 data presents the seven communities that were sold to SNH as part of the June 2016 sale and leaseback transaction as owned; data for all other periods presents those communities as leased.

(3)	The calculation of occupancy includes only living units categorized as in service.

(4)
Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenues for senior living services divided by occupied units during the period, and multiplying it by 30 days.

(5)	Includes 1,916 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

(6)	Includes 69 assisted living and independent living units in communities where skilled nursing services are the predominant services provided.

(7)	Includes 431 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
PERCENT BREAKDOWN OF SENIOR LIVING COMMUNITY REVENUE(1)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Independent and assisted living communities (owned): (2)
Private and other sources	98.9%	99.2%
Medicaid	1.1%	0.8%
Total	100.0%	100.0%

Independent and assisted living communities (leased): (2)
Private and other sources	99.0%	99.0%
Medicaid	1.0%	1.0%
Total	100.0%	100.0%

Continuing care retirement communities (leased):
Private and other sources	72.9%	73.5%
Medicare	20.3%	19.8%
Medicaid	6.8%	6.7%
Total	100.0%	100.0%

Skilled nursing facilities (leased):
Private and other sources	24.2%	25.6%
Medicare	22.9%	20.9%
Medicaid	52.9%	53.5%
Total	100.0%	100.0%

Total senior living communities (owned and leased):
Private and other sources	77.6%	78.1%
Medicare	11.0%	10.5%
Medicaid	11.4%	11.4%
Total	100.0%	100.0%

(1)	Excludes data for managed communities and discontinued operations.

(2)	Data for both periods presents the seven communities that were sold to SNH as part of the June 2016 sale and leaseback transaction as leased.

(end)